© 2021 Axcella Health Inc. All rights reserved. NASDAQ: AXLA Capitalizing on an Accelerated Path to Late-Stage Development May 2021

© 2021 Axcella Health Inc. All rights reserved. 2 Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding the characteristics, competitive position and development potential of AXA1665, AXA1125 and potential future EMM compositions, the potential for AXA1665 to reduce OHE events and improve the quality of life for cirrhotic patients, the potential for AXA1125 to serve as a first-line NASH monotherapy for adult and pediatric patients and be used in combination with other agents if required, the design, status and timing of the company's planned Phase 2 clinical trial of AXA1665 and planned Phase 2b clinical trial of AXA1125, the intended results of the company's strategy and approach, the size and growth potential of the markets for the company's product candidates, the company's intellectual property position, the company's cash runway and the company's ability to address other complex diseases and conditions utilizing EMM compositions. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those related to the potential impact of COVID-19 or other events on our ability to conduct and complete ongoing or planned clinical studies and clinical trials and planned submissions to FDA or other regulatory authorities in a timely manner or at all due to patient or principal investigator recruitment or availability challenges, clinical trial site shutdowns or other interruptions and potential limitations on the quality, completeness and interpretability of data we are able to collect in our clinical studies and potential delays in disclosure of the same; other potential impacts of COVID-19 or other events on our business and financial results, including with respect to our ability to raise additional capital and operational disruptions or delays, changes in law, regulations, or interpretations and enforcement of regulatory guidance; clinical trial initiation plans and timing, clinical trial design and target indication for AXA1125 and AXA1665, the clinical development and safety profile of our product candidates and their health or therapeutic potential; whether and when, if at all, our product candidates will receive approval from the FDA or other comparable regulatory authorities, and for which, if any, indications; competition from other biotechnology companies; past results from clinical studies not being representative of future results; and other risks identified in our SEC filings, including Axcella’s Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings with the SEC. The company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. Axcella disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent our views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date.

© 2021 Axcella Health Inc. All rights reserved. 3 About Axcella’s Development Model and Clinical Approach EMMs have a fundamental role in biology and biological function. Using the Axcella Knowledge Base, Axcella designs and develops novel EMM compositions to engage identified biologies and pathways. Axcella then selects whether to evaluate a product candidate in a non-investigational new drug application (non-IND) clinical study under U.S. Food and Drug Administration regulations and guidance supporting research with food, or under an IND clinical trial. Axcella’s non-IND clinical studies evaluate product candidates for safety, tolerability and effects on the normal structures and functions in humans, including in individuals with disease. The company’s non-IND clinical studies include a substantial number of biomarkers that may inform biologies relevant to health but are not designed or intended to evaluate a product candidate’s ability to diagnose, cure, mitigate, treat or prevent a disease or other health condition. These clinical studies are conducted at reputable medical centers following Good Clinical Practices (GCPs), including Institutional Review Board (IRB) approval, and utilize qualified investigators. Using a combination of data from these studies and/or other relevant information, the company decides whether to advance a product candidate’s development as a therapeutic or supplement (independently or in partnership), or to terminate its development. To date, Axcella has initially evaluated its product candidates as investigational food products in non-IND clinical studies. More recently, Axcella determined its lead compounds – AXA1665 and AXA1125 – to be therapeutic product candidates, meaning that their ongoing development will be conducted under IND to investigate their ability to treat diseases. As a result, the company will investigate the reduction in risk of recurrent OHE with AXA1665 and the treatment of NASH with AXA1125. This presentation refers to Axcella’s non-IND clinical studies as “clinical studies” and its IND clinical trials as “clinical trials.”

What if… We could now more effectively and safely treat complex, chronic diseases using oral, multi-targeted therapies composed of endogenous molecules?

# Investment Highlights

## Multiple shots on goal with significant room for upside

| AXA1665 Entering Phase 2 | AXA1125 Entering Phase 2b | Pipeline Expansion |
| --- | --- | --- |
| **Potential to Address Unmet Needs in OHE** | **Substantial NASH Market Opportunity** | **Powerful Platform and Approach; Broad Applicability** |
| Opportunity to improve standard of care in ~$1 billion and growing market with AXA1665[1,2] | Aiming to be a first-line therapy in what is expected to be a multi-billion-dollar market with AXA1125[3] | Potential for EMM compositions to impact multiple areas with rapid clinical development paths |

**Cash runway into Q3 2022**

**Strong, experienced leadership team**

1. Company estimates based on Scaglione, S. et. al., J. Clin. Gastroenterol. (2015); HE Practice Guidelines by AASLD and EASL (2014); DelveInsight – HE Market Forecast (2019).
2. Based on currently marketed products only with potential for further expansion as new products come to market.
3. Company estimates based on Decision Resources Group (DRG) Non-alcoholic Steatohepatitis Landscape & Forecast.

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© 2021 Axcella Health Inc. All rights reserved. 6 Unlocking the Potential of Endogenous Metabolic Modulators (EMMs) EMMs act as Master Regulators and Signaling Agents in human biology Axcella’s EMM Platform: • Focused on amino acids and their derivatives; proven track record for clinical activity and safety/tolerability • Utilize systems biology and machine learning to identify novel, multi-targeted compositions • Potential to impact complex diseases in a multifactorial manner, working with the body’s systems Axcella’s Product Candidates: • Administered orally (dry powder sachets mixed with 4-6 oz. of water) • Protected by composition and method of use patents; trade secrets

© 2021 Axcella Health Inc. All rights reserved. 7 1. Paul, S. M., et. al. Nature Reviews Drug Discovery (March 2010). 2. Non-IND clinical studies enrolling diseased human subjects. Please refer to slide 3 for further detail. Timing of AXA1665 Phase 2 and AXA1125 Phase 2b clinical trials based on current expectations and subject to risks. Highly Informed, Rapid Paths to Later-Stage Clinical Trials Extensive data from diseased human subjects generated in <4 years, helping to reduce program risk Standard Development Path1 Start 1 Yr 2 Yrs 3 Yrs 4 Yrs 5 Yrs 6 Yrs ≥7 Yrs AXA1665 for OHE Candidate designed 001 clinical study2 underway 16-subject 001 clinical study2 data More human data entering Ph2b/2: ✓ >200 subjects ✓ Safety/tolerability ✓ Dosing ✓ Numerous relevant biomarkers Key Benefit: Reduced Risk Target/begin design Lead identified Start of preclinical Phase 1 initiation under IND Phase 2 initiation 2017 2018 2019 2020 60-subject 002 clinical study2 data Q2 ‘21 Phase 2 initiation under IND AXA1125 for NASH Candidate designed 002 clinical study2 underway 32-subject 002 clinical study2 data 102-subject 003 clinical study2 data Phase 2b initiation under IND

© 2021 Axcella Health Inc. All rights reserved. 8 Potential for EMM Compositions in Many Areas • OHE • NASH Initial Focus • Mitochondrial • Atrophy • Inflammatory • Metabolism • Immunology • Neuroprotection Future Potential Initial Focus • OHE • NASH Potential Applications • Metabolism • Mitochondrial • Atrophy • Inflam t ry • Immunology • Neuroprotection

9© 2021 Axcella Health Inc. All rights reserved. AXA1665 Potential Indication: Reduction in Risk of Recurrent Overt Hepatic Encephalopathy (OHE) Status: Entering Phase 2

© 2021 Axcella Health Inc. All rights reserved. 10 1. Company estimates based on Scaglione, S. et. al., J. Clin. Gastroenterol. (2015); HE Practice Guidelines by AASLD and EASL (2014); DelveInsight – HE Market Forecast (2019). 2. Based on currently marketed products only with potential for further expansion as new products come to market. 3. Flamm, S., Am J Manag Care (2018). Overt Hepatic Encephalopathy (OHE) A common, serious and complex manifestation of cirrhosis with substantial unmet needs The Condition and Standards of Care: • HE is a very common decline in brain function that occurs in cirrhotic patients • Driven by a vicious cycle that includes reduced liver function, rising ammonia/aromatic amino acids and sarcopenia • OHE, the most severe form of HE, can result in hospitalization, coma and eventually death • Approved therapies (lactulose and rifaximin) challenged by limited mechanisms (ammonia scavengers), tolerability and compliance issues, OHE breakthrough events • No effective treatments available for sarcopenia/frailty that results from cirrhosis State of the Market: • ~500,000 U.S. patients with minimal and overt hepatic encephalopathy1 • ~$1 billion annual U.S. market for OHE medications and growing1,2 • HE-related hospitalization costs exceed $7 billion annually and are rapidly growing3

© 2021 Axcella Health Inc. All rights reserved. 11 AXA1665: A Potential Comprehensive Treatment for OHE Potential to improve – and eventually become – the standard of care Oral candidate with a multi-targeted mechanism that goes well beyond today’s ammonia-focused agents Multifactorial effects observed in ammonia, amino acid balance, muscle function and neurocognition Very well tolerated to date with AE rates comparable to placebo Modality utilizing inherently safe amino acids substantially removes concerns about chronic use

# AXA1665 - A Potential Comprehensive OHE Therapy

## Designed to target multiple metabolic pathways; potential for multifactorial activity in cirrhosis



Disease Factors
Goals
Targets/Pathways
EMMs
Poor Ammonia Handling
Reduced Muscle Function
Imbalanced Amino Acids
Impaired Cognition
Minimize excess N
Reduce NH3
↑ Physical function
Maintain muscle mass
↑ Branched-chain AAs
↓ Aromatic AAs
↑ Neurocognition
↓ OHE Events
↑ Urea cycle
↑ Gln Synthetase
↑ mTORC1
Proteogenesis
↓ Ammonia
↓ False neuro-transmitters
Asp
Orn
Leu
Ile
Val
His
Lys
Thr
↓Tyr
↓Phe
↓Met
AXA1665
Ile
Val
His
Leu
Lys
Asp
Thr
Orn

Hypothesized mechanisms depicted above.
Abbreviations: Asp, aspartate; Cit, citrulline; Gln, glutamine; Glu, glutamic acid; His, histidine; Ile, isoleucine; Leu, leucine; Lys, lysine; Met, methionine; mTORC1, mammalian target of rapamycin complex 1; NH3, ammonia; Orn, ornithine; Phe, phenylalanine; Thr, threonine; Tyr, tyrosine; Val, valine.

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# AXA1665-002: A 12-Week Placebo Controlled Study in Subjects with Mild and Moderate Hepatic Insufficiency

## 60 subjects enrolled and dosed for 12 weeks



3 WEEKS
2 WEEKS
Screening
Run-in period
2:1 Randomization (N=60)
12 WEEKS
4 WEEKS
D8: MRI, BMx
W2
W4
W6: MRI, BMx
W9
W12: MRI, BMx
W16: BMx
AXA1665 29.3 g/d (TID) (n=24)
AXA1665 53.8 g/d (TID) (n=24)
Placebo 53.8 g/d (TID) (n=12)
Follow-up

### KEY STUDY ELEMENTS[1]

Inclusions: Compensated cirrhosis without prior OHE; non-sarcopenic

Primary endpoint: Safety & tolerability (not powered for statistical significance)

Key structure-related assessments included those focused on body composition and muscle MRI; key function-related assessments included those focused on LFI, gait speed, psychometric tests

### SAFETY/TOLERABILITY FINDINGS

- AE rates from 36% to 50% in all arms; AEs generally mild/moderate and unrelated to study administration (no AE patterns/dose relationship)
- Five SAEs reported during administration period, none of which were attributed to AXA1665
- Two fatalities, neither attributed to AXA1665 (One myocardial infarction prior to dosing, one COVID-19)

1. Non-IND clinical study initiated prior to therapeutic development path decision. Please refer to slide 3 for further detail.
Abbreviation: BMx, biomarkers.

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© 2021 Axcella Health Inc. All rights reserved. 14 -30 -15 0 15 30 45 60 75 BL W2 W4 W6 W9 W12 P e rc e n ta g e C h a n g e , L S M e a n ( S E ) 1. 11, 22 and 27 subjects in placebo, AXA1665 low-dose, and AXA1665 high-dose arms, respectively, were included in the analysis; LS = Least-squares; AXA1665-002: Improvement Noted in Key Biomarkers at Week 12 Data in a population with mostly mild hepatic insufficiency (Child A), without overt sarcopenia, but with MHE Change in Fischer Ratio Over Time1 Ammonia Change in Safety Population Amino Acid Metabolism * Placebo AXA1665 Low AXA1665 High * Ammonia Handling -30 -20 -10 0 10 20 30 10.8 16.6 4.1 P e rc e n t c h a n g e , L S m e a n ( S E ), % n= 7 13 23 Muscle Metabolism Liver Frailty Index >0.3 decrease 0 25 50 14.3 40.0 26.1 % of Subjects with ≥0.3 Reduction in Liver Frailty Index n= 1/7 6/15 6/23 *p<0.05 vs. Placebo * * * n= 6 13 22 Total Thigh Muscle VolumeAmmonia Change in MHE SubpopulationChange in Fischer Ratio 0.5 -0.8 -0.4 -10 0 10 Week 12 P e rc e n t c h a n g e , L S m e a n ( S E ), % 18.1 -8.4 -3.7 -30 -20 -10 0 10 20 30 40 Week 12 P e rc e n t c h a n g e , L S m e a n ( S E ), % n= 4 6 9 -0.2 0.6 1.1 -2 -1 0 1 2 Week 12 A b s o lu te c h a n g e , L S m e a n ( S E ) n= 4 11 22

© 2021 Axcella Health Inc. All rights reserved. 15 -3 0 3 6 A b s o lu te c h a n g e , L S m e a n ( S E ), H z -0.0 -0.3 2.6 1. Considered to be a clinically relevant threshold based on PHES improvements ranging from 2.1 to 3.2 for lactulose, probiotics and LOLA in prior clinical trials. Singh, J, et al. Metab Brain Dis. 2017; Shavakhi, A, et al. J Res Med Sci. 2014; Varakanahalli, S, et al. Eur J Gastroenterol Hepatol (2018). Dose Dependent Improvement Consistently Observed Across All Three Measures of Cognitive Function Changes from baseline at week 12 Stroop Off+On TimeCritical Flicker Frequency (CFF) n= 7 13 23 Cognitive Function Placebo AXA1665 Low AXA1665 High *p<0.01 vs. Placebo -1.4 0.0 1.2 -3 -2 -1 0 1 2 Week 12 A b s o lu te c h a n g e , L S m e a n ( S E ) n= 7 15 23 * Psychometric Hepatic Encephalopathy Score (PHES) ≥+2 change in PHES1 28.6 33.3 56.5 0 20 40 60 Week 12 S u b je c ts , % n= 2/7 5/15 13/23 -10.4 -11.2 -14.1 -20 -10 0 Week 12n= 5 13 20 A b s o lu te c h a n g e , L S m e a n ( S E ), s e c

# AXA1665 Phase 2 Expected to Begin in Q2 2021

## Efficient design to measure PHES, OHE event rates, physical function and PROs



24 WEEKS
4 WEEKS
D1:
NC tests
Muscle fxn
PROs
W12:
NC tests
Muscle fxn
PROs
W24:
NC tests
Muscle fxn
PROs
4 WEEKS
Screening
1:1 Randomization
(N=~150)
AXA1665 17.9g TID (53.8 g/d) on top of SOC
(n=~75)
Matched placebo on top of SOC
(n=~75)
Follow-up
OHE surveillance

| Core elements | Description |
| --- | --- |
| Design | • Randomized double blind, placebo-controlled study over 24 weeks |
| Study population | • Cirrhotic patients with at least 1 prior OHE event and with PHES ≤ –4 at screening with no active OHE at baseline<br>• Stable OHE background therapy and stratified on rifaximin use |
| Primary endpoint | • Proportion of patients with ≥2 improvement in PHES from baseline to 24 weeks |
| Secondary and other endpoints | • Proportion of patients experiencing an OHE breakthrough event; time to first OHE breakthrough event, including time to hospitalization; changes in physical function; patient reported outcomes; ammonia, amino acid and inflammatory biomarkers |

NC: neurocognitive; fxn: function; PROs: patient reported outcomes; SOC: standard of care (lactulose ± rifaximin)

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17© 2021 Axcella Health Inc. All rights reserved. AXA1125 Potential Indication: Non-Alcoholic Steatohepatitis (NASH) Status: Entering Phase 2b

© 2021 Axcella Health Inc. All rights reserved. 18 1. Desai, R. et al. Characterization of Polypharmacy in Patients with NAFLD. AASLD 2018 2. Global Liver Institute U.S. NASH Action Plan (Dec. 2020). 3. Younossi, Z. et al. Hepatology. Vol. 64, No. 1, 2016. Nonalcoholic Steatohepatitis (NASH) A complex, chronic disease impacting up to 40 million Americans with no approved therapies The Disease and Standard of Care: • Progressive, chronic liver disease involving multiple drivers and pathways • No NASH therapies approved in U.S. • Comorbid population (T2D, heart disease, etc.) that already is on ~7 medications1 • Most drug candidates have single targets, leading to combination therapy development – Administration, safety tolerability challenges (injectables, lipids, pruritis, DDI, etc.) – Very limited pediatric development activity State of the Market: • Up to 40 million NASH patients in the U.S. alone and growing rapidly2 • Approximately 10% of U.S. children are estimated to have NASH2 • >40% of NASH patients also have type 2 diabetes (T2D)3 • Lifetime costs for all U.S. NASH patients exceeds $300 billion2

© 2021 Axcella Health Inc. All rights reserved. 19 AXA1125: A Potential First-Line Treatment for NASH Compelling candidate for first-line monotherapy, combo and pediatric use Oral candidate with a multi-targeted mechanism aimed at metabolism, inflammation and fibrosis pathways Data to date compare favorably with other oral agents, with enhanced activity in T2D Very well tolerated to date with limited AE rates, no attributed SAEs and no impact on lipids or weight Modality utilizing inherently safe amino acids substantially removes concerns about chronic use

# AXA1125 - Designed to Target Multiple Metabolic Pathways

## Potential for multifactorial activity in NASH and compounding benefits over time


Disease Factors
Goals
Targets/Pathways
EMMs
Disease Progression
Metabolism
↓ Lipotoxicity
↑ Insulin sensitivity
↑ AA Metabolism
↑ AMPK
↑ PPARα
↑ Urea cycle
Leu
Ile
Val
Arg
Inflammation
↓ Hepatocyte ballooning
↓ Inflammation
↑ Gut barrier/ tight junction
↓ Hif1α
↓ NFkB
Gln
Nac
Fibrosis
↓ Fibrogenesis & hepatic stellate cell activation
↓ TGFβ
Nac
AXA1125
Arg
Gln
Nac
Leu
Val
Ile
LIVRQNac

Hypothesized mechanisms depicted above.

AAs, amino acids; AMPK, AMP-activated protein kinase; Arg, arginine; Gln, glutamine; GSH, glutathione; Hif1α, hypoxia-inducible factor 1 alpha; GSH, glutathione; Ile, isoleucine; Leu, leucine; Nac, N-acetylcysteine; NASH, nonalcoholic steatohepatitis; NFκB, nuclear factor kappa-light-chain-enhancer of activated B cells; NH3, ammonia; NO, nitric oxide; PPARα, peroxisome proliferator-activated receptor alpha; ROS, reactive oxygen species; TGFβ, transforming growth factor beta; Val, valine.

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# Unique Impacts Across NASH Pathways in Cell Systems

## LIVRQNac composition consistently outperforms its constituents in NASH META-rank



Multi-Objective Optimization Global Ranking (META-Rank)
Metabolism
Inflammation
Fibrosis
Treatment with AA and combinations
Markers measured
Individual phenotype rank
Hepatocytes
Macrophages
Stellate cells
ApoB
MCP-1
Urea
IL-6
TNF-α
CCL17
CCL18
ProC1
ProC3
αSMA
EdU+
Rank based on desired effect for each phenotype
META-rank**
Composite META-Rank
(Average META-Rank for each treatment across all cell types)



Hepatocytes
M1
M2
Hepatic Stellate
LIVRQNac
Nac
Q
V
R
I
L
LIV
ApoB
MCP-1
Urea
META-rank
IL-6
TNF-α
META-rank
CCL17
CCL18
META-rank
ProC1
ProC3
αSMA
EdU+/nuclei
META-rank
All-META-rank
Rank
Least desirable
Most desirable

**Mean of the ranks for phenotypes measured in each cell type.
Ranking system: 1 is the most desirable and 9 is the least desirable.

αSMA, α-smooth muscle actin; AA, amino acid; ApoB, apolipoprotein B; CCL, C-C motif chemokine ligand; EdU, 5-ethynyl-2´-deoxyuridine; I, isoleucine; IL-4, interleukin 4; IL-6, interleukin 6; L, leucine; LIV, leucine/isoleucine/valine; LIVRQNac, 5 amino acids and N-acetylcysteine; LPS, lipopolysaccharide; M, macrophage; MCP-1, monocyte chemoattractant protein 1; Nac; N-acetylcysteine; Q, glutamine; ProC1, N-terminal type I collagen propeptide; ProC3, N-terminal type III collagen propeptide; R, arginine; sFFA, saturated free fatty acid; TGF-β, tumor growth factor-beta; TNF-α, tumor necrosis factor-alpha; V, valine.

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# Design of Our Most Recent Clinical Study: AXA1125-003

## 102 subjects enrolled and dosed in this 16-week clinical study


16 WEEKS
2 WEEKS
D1:
MRI, oGTT,
BMx
W8:
MRI, oGTT,
BMx
W16:
MRI, oGTT,
BMx
W18
6 WEEKS
Screening
2:1 Randomization
(N=102)
AXA1125 24.0g BID (48.0g/d) (n=29)
AXA1957 20.3g BID (40.6g/d) (n=32)
AXA1957 13.5g BID (27.0g/d) (n=26)
Placebo 24.0g BID[2] (48.0g/d) (n=15)
Follow-up

**KEY STUDY ELEMENTS[1]**

Inclusions: >10% fat by MRI-PDFF, cT1 >830 mSec

Stratified by T2D and non-diabetic subjects

Primary endpoint: Safety & tolerability (not powered for stat. sig.)

Key assessments: liver structure by MRI-PDFF and cT1; liver function by glucose, lipid homeostasis, inflammation, apoptosis and fibrosis BMx

**SAFETY/TOLERABILITY FINDINGS**

Most common findings were transient and self-resolving mild to moderate gastrointestinal AEs (mostly diarrhea)

Low rate of discontinuation due to AEs

No effects on lipids or body weight

1. Non-IND clinical study initiated prior to therapeutic development path decision. Please refer to slide 3 for further detail.
2. Calorie-matched placebo control.

BID, 2 times a day; BMx, biomarkers; D, Day; cT1, corrected T1; IND, investigational new drug; MRI-PDFF, magnetic resonance imaging proton density fat fraction; oGTT, oral glucose tolerance test; T2D, type 2 diabetes; W, Week.

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© 2021 Axcella Health Inc. All rights reserved. 23 -0.7 -3.5-3.4 -5.3 -9 -6 -3 0 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ), n g / m L ProC3 -1.9 -21.4 -7.5 -16.2 -45 -30 -15 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % FIB-4 18.3 -42.7 -69.6 -105.1 -150 -100 -50 0 50 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ), m S e c cT1 -7.2 -13.9 -21.9 -34.6 -50 -40 -30 -20 -10 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % ALT 0.7 -0.8 -4.4 -9.2 -18 -15 -12 -9 -6 -3 0 3 All Subjects Subjects with T2D A b s o lu te c h a n g e , m e a n ( S E ) HOMA-IR -5.7 -8.3 -22.9 -31.2 -40 -30 -20 -10 0 All Subjects Subjects with T2D R e la ti v e c h a n g e , m e a n ( S E ), % MRI-PDFF *p<0.05 versus placebo. ALT, alanine aminotransferase; cT1, corrected T1; FIB-4, fibrosis 4; HOMA-IR, homeostasis model assessment of insulin resistance; MRI-PDFF, magnetic resonance imaging proton density fat fraction; ProC3, propeptide of type III collagen; SE, standard error; T2D, type 2 diabetes. Reductions Noted in Key Biomarkers with AXA1125 Changes from baseline at week 16 n = 12 26 3 11 Metabolism Inflammation Fibrosis n = 12 26 3 11 n = 12 26 3 11 n = 12 26 3 11 n = 11 25 3 10 n = 10 24 2 10 * Placebo AXA1125

© 2021 Axcella Health Inc. All rights reserved. 24 33.0 45.5 0 10 20 30 40 50 S u b je c ts , % 33.0 63.6 0 10 20 30 40 50 60 70 S u b je c ts , % 0.0 54.5 0 20 40 60 S u b je c ts , % 1. Loomba, R. et al. Hepatology (January 2020). 2. Loomba, R. et al. Gastroenterology (January 2019). 3. Dennis, A. et al. Frontiers in Endocrinology (November 2020). ALT, alanine aminotransferase; cT1, corrected T1; MRI-PDFF, magnetic resonance imaging proton density fat fraction; NASH, nonalcoholic steatohepatitis; NAFLD, non-alcoholic fatty liver disease; SE, standard error. AXA1125: Meaningful Thresholds of Activity Achieved Increasing evidence linking PDFF, ALT and cT1 with improved histological outcomes Placebo AXA1125 ≥17 U/L Reduction in ALT 16.7 34.6 0 7 14 21 28 35 S u b je c ts , % ≥80 mSec Reduction in cT1 25.0 38.5 0 10 20 30 40 S u b je c ts , % n = 12 26 n = 12 26 ≥30% Reduction in MRI-PDFF 8.3 38.5 0 10 20 30 40 S u b je c ts , % n = 12 26 All Subjects Diabetic Subjects 0 n = 3 11 n = 3 11 n = 3 11 ≥17 U/L reduction associated with histologic response in NASH2 >80 mSec reduction may correlate with a 2 pt. NAFLD score improvement3 ≥30% reduction associated with histologic response in NASH1

# AXA1125 IND Recently Cleared

## Initiation of Phase 2b trial expected in Q2 2021


48 WEEKS
4 WEEKS
D1:
Biopsy
Fibroscan
MRI-PDFF
W12:
Fibroscan
MRI-PDFF
W24:
Fibroscan
MRI-PDFF
W48:
Biopsy
Fibroscan
MRI-PDFF
8 WEEKS
Screening
1:1:1
Randomization
(N=~270)
AXA1125 33.9g BID (67.8 g/d)
(n=~90)
AXA1125 22.6g BID (45.2 g/d)
(n=~90)
Matched Placebo
(n=~90)
Follow-up

| Core elements | Description |
|---|---|
| Design | • Randomized, double-blind, placebo-controlled, dose-ranging study over 48 weeks |
| Study population | • Biopsy-proven F2/F3 NASH with NAS>4<br>• Stratification by type 2 diabetic status |
| Primary endpoint | • Biopsy-confirmed ≥2 point improvement in NAS |
| Secondary endpoints | • Biopsy-confirmed resolution of NASH without worsening of fibrosis<br>• Biopsy-confirmed ≥1 stage improvement in fibrosis without worsening of NASH |
| Other endpoints | • Improvement in non-invasive markers, including MRI-PDFF, ALT and Fibroscan |

AXA1125 Ph2b initiation based on current expectations and subject to risks

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© 2021 Axcella Health Inc. All rights reserved. 26 Summary

© 2021 Axcella Health Inc. All rights reserved. 27 0 0 3 6 12/31/17 12/31/18 12/31/19 12/31/20 11 14 18 22 12/31/17 12/31/18 12/31/19 12/31/20 33 48 127 283 12/31/17 12/31/18 12/31/19 12/31/20 Strategy Intended to Protect Axcella’s First-Mover Advantages WORLDWIDE PATENT FAMILIES WORLDWIDE PATENTS PENDING U.S. PATENTS GRANTED/ALLOWED PATENTS & APPLICATIONSPATENTING AREAS Composition/Method of Use – Liver – Muscle – Blood – CNS Platform-Focused – Mechanistic and biological pathway uses Formulation/Manufacturing – Pharmaceutical-grade manufacturing – Taste formulations LEAD CANDIDATES Composition and methods of use patents granted for AXA1125 and AXA1665; expirations in 2037 and 2038, respectively TRADE SECRETS Leveraging extensive know how underlying research platform, EMM composition design and manufacturing REGULATORY EXCLUSIVITY Plans to pursue regulatory exclusivity where available, particularly in U.S., Europe, Japan

© 2021 Axcella Health Inc. All rights reserved. 28 Well Capitalized for Next Steps $93 million in cash and marketable securities at March 31, providing runway into Q3 of 2022 (in thousands) March 31, 2021 Assets: Cash and cash equivalents $43,049 Marketable securities 49,909 Other assets 1,522 Total assets $94,480 Liabilities and stockholders’ equity: Liabilities $32,822 Stockholders’ equity 61,658 Total liabilities and stockholders’ equity $94,480 (in thousands, except share and per share data) 2021 2020 Operating expenses: Research and development $10,240 $10,335 General and administrative 4,256 4,125 Total operating expenses 14,496 14,460 Loss from operations (14,496) (14,460) Other income (expense), net (693) (549) Net loss $(15,189) $(15,009) Net loss per share, basic and diluted $(0.40) $(0.65) Weighted average common shares outstanding, basic and diluted 37,652,158 23,188,816 Three Months Ended March 31,

© 2021 Axcella Health Inc. All rights reserved. 29 Axcella’s Experienced Leadership Bill Hinshaw President and CEO Alison Schecter, MD President, R&D Laurent Chardonnet SVP and CFO Paul Fehlner, PhD, JD SVP and Chief Legal Officer BOARD OF DIRECTORS David Epstein (Chairman) Executive Partner Flagship Pioneering Stephen Hoge, MD President Moderna Therapeutics William “Chip” Baird CFO bluebird bio Catherine A. Sohn, PharmD Adjunct Professor University of California San Francisco Cristina Rondinone, PhD Founder, CMR Pharma Consulting Greg Behar CEO Nestlé Health Science Shreeram Aradhye, MD CMO Dicerna Pharmaceuticals Gary Pisano, PhD Professor of Business Harvard Business School Bill Hinshaw President and CEO Axcella Health

840 Memorial Drive, Third Floor Cambridge, MA 02139 www.axcellahealth.com Thank You NASDAQ: AXLA © 2021 Axcella Health Inc. All rights reserved.

© 2021 Axcella Health Inc. All rights reserved. 31 Reference Materials Axcella’s EMM Platform and Therapeutic Approach Use of Amino Acids as Therapeutics (iScience) Combinatorial approach to EMMs (ICFSR) AXA1665 for OHE AXA1665-001 Data (Clinical and Translational Gastroenterology) AXA1125 for NASH Mechanism of Action (NASH-TAG 2021) AXA1125-003 All-Comer Data (EASL 2020 Late Breaker) AXA1125-003 T2D Data (AASLD 2020)